DERIVATIVE INSTRUMENTS	9 Months Ended
Sep. 30, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 13:- DERIVATIVE INSTRUMENTS

The Group enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than U.S. dollar. The Group currently hedges such future exposures for a maximum period of one year. However, the Group may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial other income or expense. The Group does not enter into derivative transactions for trading purposes.

The Group had a net deferred gain associated with cash flow hedges of $ 855 and $ 1,303, recorded in other comprehensive income as of September 30, 2013 and December 31, 2012, respectively. As of September 30, 2013, the hedged transactions are expected to occur within twelve months.

The Group entered into forward contracts to hedge the fair value of assets denominated in New Israeli Shekels that did not meet the requirement for hedge accounting. The Group measured the fair value of the contracts in accordance with ASC No. 820 at level 2. The net gain (loss) recognized in "financial and other expenses, net" during the nine months ended September 30, 2013 and 2012 were  $ (155) and $ 181, respectively.

As of September 30, 2013 and December 31, 2012, the Group had outstanding foreign exchange forward and option collar (cylinder) contracts in the amount $ 8,400 and $ 33,600, respectively, which were designated as salary hedging contracts.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the nine months ended September 30, 2013 and the year ended December 31, 2012, are summarized below:

Foreign exchange forward and		September 30, 2013	December 31, 2012
options contracts	Balance sheet	Unaudited	Audited

Fair value of foreign exchange forward and options collar (cylinder) contracts	"Other receivables and prepaid expenses"	$855	$1,303

Gains (losses) recognized in OCI (effective portion)	"Accumulated other comprehensive income"	$(448)	$1,543

The effect of derivative instruments in cash flow hedging relationship on income for the nine months ended September 30, 2013 and 2012 is summarized below:

Foreign exchange forward and		Nine months ended September 30,
options contracts	Statement of operations	2013	2012

Gain (loss) on derivatives recognized in OCI	"Operating expenses"	$1,215	$318

Gain (loss) recognized in income on derivatives (effective portion)	"Operating expenses"	$(1,663)	$(425)